                                                                    Exhibit 99.2

                               SECURITY AGREEMENT

DEBTOR:

     Name:     FOCUS Enhancements, Inc.
     Address:  600 Research Drive
               Wilmington, Massachusetts 01887

SECURED PARTY:

     Name:     Carl Berg
     Address:  10050 Bandley Drive
               Cupertino, California 95014

     1. Debtor, in consideration of the agreement of Secured Party to lend $2,362,494.20 to Debtor as evidenced by that certain Secured Convertible Promissory Note, dated October 26, 2000 between Debtor and Secured Party (as amended from time to time hereinafter, the "NOTE"), and for other good and sufficient consideration, hereby grants to Secured Party a first priority security interest in all of Debtor's right, title and interest in and to the following property, including without limitation any and all additions, accessions and substitutions thereto or therefor (hereinafter called the "COLLATERAL"):

     (a) all tangible personal property, machinery, electrical and electronic components, equipment, fixtures, furniture, office machinery, vehicles, trailers, implements and other tangible personal property of every kind and description, all goods of like kind or type hereafter acquired in substitution or replacement thereof, all additions and accessions thereto and all rents, proceeds and products on or of any of the foregoing, including, without limitation, the rights to insurance proceeds covering the foregoing;

     (b) all inventory, including without limitation, all merchandise, raw materials, components, parts, supplies, unfinished goods, work-in-progress, finished products intended for sale, lease or other disposition, and packing and shipping materials of every kind, nature and description, wherever any of the same may be located;

     (c) all deposits, cash, cash equivalents and all drafts, checks, certificates of deposit, notes, bills of exchange and other writings which evidence a right to the payment of money;

     (d) all insurance policies on which Debtor is named as an insured or additional insured or loss payee and all proceeds which may be derived therefrom;

     (e) all "accounts" (as that term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of California, the "UNIFORM COMMERCIAL CODE") and/or other rights to payment;

     (f) all "general intangibles" (as that term is defined in the Uniform Commercial Code);

     (g) all leasehold interests and other rights and interests of Debtor respecting the use or ownership of or title to any real property, including the interests, easements, licenses, all other rights and interests of any kind;

     (h) all Debtor's books and records and all computer software programs relating to the Collateral, wherever located; and

     (i) all products, proceeds and income of any of the foregoing and all substitutions and replacement of, and additions and accessions to, any of the foregoing to secure payment of the indebtedness evidenced by the Note.

     2.   Debtor expressly represents, warrants and covenants:

     (a) That except for the first priority security interest granted hereby and the subordinate security interests listed on Schedule A hereto, Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrances; and that Debtor will defend the Collateral against all claims and demands of all persons at anytime claiming the same or any interest therein.

     (b) That Debtor has the full power and authority to enter into this Security Agreement and deliver the Note, that each of this Security Agreement and the Note has been duly authorized, executed, and delivered by the Debtor and Debtor's obligations under the Note and this Security Agreement are legal, valid, binding, absolute and unconditional.

     (c) That Debtor's main office is as stated above and the Collateral will be kept at the main office or at its other locations: 22867 NW Bennett Rd., Hillsburough, OR, 97124 and 322 Village Square, Orinda, CA 94563.

     (d) That Debtor will promptly notify Secured Party of any change in the location of the Collateral.

     (e) That Debtor will pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

     (f) That Debtor will not permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and will not permit the same to be attached or replevined.

     (g) That Debtor has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its provision of services sold under Debtor's patents, trademarks and copyrights, including those listed on Schedule B hereto. Debtor shall use its best efforts to do any and all acts required by Secured Party to ensure Debtor's compliance with this subparagraph.

     (h) That the Collateral is in good condition, and that Secured Party may examine and inspect the Collateral at any time, wherever located.

     (i) That Debtor will not do any act, or omit to do any act, whereby Debtor's patents, trademarks, copyrights, or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, and shall notify Secured Party immediately if it knows of any reason or has reason to know of any ground under which this result may occur. Debtor shall take appropriate action at its expense to halt the infringement of Debtor's trademarks and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection therewith.

     (j) That Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances or rights to any third parties.

     (k) That Debtor will keep the Collateral at all times insured against risks of loss or damage by fire, theft and such other casualties as Secured Party may reasonably require, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies or underwriters as Secured Party may approve, losses in all cases to be payable to Secured Party and Debtor as their interest may appear. Secured Party may act as attorney for Debtor in making, adjusting and settling claims under or canceling such insurance and endorsing Debtor's name on any drafts drawn by insurers of the Collateral.

     (l) At any time and from time to time, upon the request of Secured Party, Debtor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement, including, without limitation, the filing of any financing or continuation statement under the Uniform Commercial Code with respect to the liens and security interests granted hereby. Debtor hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law.
     (m) That Debtor hereby irrevocably appoints Secured Party, and its successors and assigns, Debtor's true and lawful attorney, with full power (in the name of Debtor or otherwise), after the occurrence and during the continuance of an Event of Default (defined in Section 4 below), to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims and other amounts due and to become due at any time under, or arising out of, the Collateral; to endorse any checks or other instruments or orders in connection therewith; to enforce all Secured Party's rights hereunder, to enter into all agreements or instruments required to carry out the terms hereof which are required to be performed by Debtor; to execute such other assignments and mortgages of the Collateral as Secured Party may deem to be necessary or advisable. Such power of attorney shall be deemed a power coupled with an interest and, therefore, irrevocable.

     3. Until an Event of Default, Debtor may have possession of the Collateral and use it in any lawful manner, and upon an Event of Default which remains uncured after five days written notice by Secured Party, Secured Party shall have the immediate right to the possession of the Collateral following five days written notice by Secured Party.

     4. Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions (each an "EVENT OF DEFAULT"):

     (a) default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

     (b) the making or furnishing of any warranty, representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

     (c) any material loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy seizure or attachment thereof or thereon;

     (d) dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor (which proceeding is not dismissed within 60 days after the commencement thereof).

and Debtor shall give Secured Party immediate notice of the occurrence of any matter referred to in clause (d) of this paragraph.

     5. Upon such default and at any time thereafter, Secured Party may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorneys' fees and legal expenses.

     6. No waiver by Secured Party of any Event of Default shall operate as a waiver of any other Event of Default or of the same Event of Default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but said Secured Party may, resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

     7. Secured Party's rights hereunder shall be senior to the rights of any other person and all rights junior to Secured Party shall be listed on Schedule A hereto.

     8. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind his heirs, executors or administrators or his or its successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

     9. Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

     10. Modifications. None of the terms or provisions of this Security Agreement may be excluded, modified, or amended expect by a written instrument duly executed on behalf of Debtor and Secured Party expressly referring to this Security Agreement and setting forth the provisions so excluded, modified, or amended.

     11. Integration. This Security Agreement is an integrated instrument and taken together with the documents referred to herein or executed herewith, are the final agreement of Debtor and Secured Party with respect to the subject matter hereof and thereof.

     12. Waiver of Jury Trial. DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF DEBTOR OR SECURED PARTY.

                            [signature page follows]

Dated this 26th day of October, 2000.


Debtor:                                  Secured Party:

FOCUS Enhancements, Inc.                 Carl Berg



By:/s/ Brett Moyer                       /s/ Carl E. Berg
   ------------------------------        -----------------------------------
Name: Brett Moyer                        Name:  Carl Berg
Title: EVP, COO

                                                                      Schedule A


                          Senior or Subordinated Debt


See Attached

[CSC LOGO APPEARS HERE]                         CSC - Boston
                                                5th Floor
                                                84 State Street
                                                Boston, MA 02109-2202
                                                800-225-6244
                                                617-367-8314 (Fax)

Matter#  20634-002           Order#  874547-5           Order Date  10/24/2000

    Subject Name:                    FOCUS ENHANCEMENTS INC.
    Jurisdiction:                    Massachusetts-STATE OF MASSACHUSETTS

    Request For:                     UCC Debtor Search
    Result:                          Records found

        File Type:                   Original
        File Number:                 451129
        File Date:                   02/26/1997
        Secured Party:               PITNEY BOWES CREDIT CORPORATION

        File Type:                   Original
        File Number:                 451129
        File Date:                   02/26/1997
        Secured Party:               PITNEY BOWES CREDIT CORPORATION

        File Type:                   Original
        File Number:                 460375
        File Date:                   04/10/1997
        Secured Party:               LEASING TECHNOLOGIES INTERNATIONAL, INC.

        File Type:                   Original
        File Number:                 520809
        File Date:                   01/05/1998
        Secured Party:               PITNEY BOWES CREDIT CORPORATION

        File Type:                   Original
        File Number:                 529235
        File Date:                   02/13/1998
        Secured Party:               SIEMENS CREDIT CORPORATION

        File Type:                   Original
        File Number:                 529235
        File Date:                   02/13/1998
        Secured Party:               SIEMENS CREDIT CORPORATION

        File Type:                   Original
        File Number:                 553928
        File Date:                   06/01/1998
        Secured Party:               SUN MICROSYSTEMS FINANCE

                                           CSC - Boston
[CSC LOGO APPEARS HERE]                    5th Floor
                                           84 State Street
                                           Boston, MA 02109-2202
                                           800-225-6244
                                           617-367-8314






     File Type:                    Original
     File Number:                  596698
     File Date:                    12/14/1998
     Secured Party:                GREEN TREE VENDOR SERVICES

     File Type:                    Original
     File Number:                  606609
     File Date:                    01/28/1999
     Secured Party:                STANDARD CAPITAL CORP.

     File Type:                    Original
     File Number:                  614001
     File Date:                    03/03/1999
     Secured Party:                SILICON VALLEY BANK

     File Type:                    Original
     File Number:                  615461
     File Date:                    03/09/1999
     Secured Party:                STANDARD CAPITAL CORP.

     File Type:                    Original
     File Number:                  615960
     File Date:                    03/11/1999
     Secured Party:                PITNEY BOWES CREDIT CORPORATION

     File Type:                    Original
     File Number:                  620015
     File Date:                    03/29/1999
     Secured Party:                SILICON VALLEY BANK

     File Type:                    Original
     File Number:                  630295
     File Date:                    05/07/1999
     Secured Party:                RED & WHITE ENTERPRISES

Ordered by JACKIE CANNATA, LEGAL ASST at MINTZ, LEVIN, COHN, FERRIS, GLOVSKY & POPEO, P.C.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Tim O'Brien
tobrien@cscinfo.com

The responsibility for verification of the rules and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

                                             CSC - Boston
[CSC LOGO APPEARS HERE]                      5th Floor
                                             84 State Street
                                             Boston, MA 02109-2202
                                             800-225-6244
                                             617-367-8314 (Fax)

Matter#  20634-002              Order# 874547-5          Order Date  10/24/2000

Subject Name:                 FOCUS ENHANCEMENTS INC.
Jurisdiction:                 Oregon-STATE OF OREGON

Request for:                  UCC Debtor Search
Result:                       Records found

     File Type:                    Original
     File Number:                  424324
     File Date:                    05/29/1998
     Secured Party:                SUN MICROSYSTEMS FINANCE

     File Type:                    Original
     File Number:                  462441
     File Date:                    04/05/1999
     Secured Party:                SILICON VALLEY BANK

Ordered by JACKIE CANNATA, LEGAL ASST at MINTZ, LEVIN, COHN, FERRIS, GLOVSKY & POPEO, P.C.

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Tim O'Brien
tobrien@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

                                           CSC - Boston
[CSC LOGO APPEARS HERE]                    5th Floor
                                           84 State Street
                                           Boston, MA 02109-2202
                                           800-225-6244
                                           617-367-8314(Fax)




Oct. 24, 2000                      UCC Search Report                      Page 1



Secretary of State of California                         effective Oct. 02, 2000
THIS DATA IS FOR INFORMATION PURPOSES ONLY. CERTIFICATION CAN ONLY BE OBTAINED THROUGH THE OFFICE OF THE CALIFORNIA SECRETARY OF STATE.

State of California UCC Debtor Name Search results performed on the following Search Key

Name = FOCUS%ENHANCEMENT
Exp./Term. Liens = No

1.  94014719 filed on Jan. 27, 1994 at 1546
              expires on Jan. 27, 2004

    Debtor     FOCUS ENHANCEMENTS INC                        Tax#/SSN-043186320
               1100 MARINA VILLAGE PKWY #100
               ALAMEDA CA

    Sec.Pty.   SILICON VALLEY BK
               3000 LAKESIDE DR
               SANTA CLARA CA

    Cont.      #99029C0088 filed on Jan. 27, 1999

2.  9912660153 filed on Apr. 30, 1999 at 0800
                expires on Apr. 30, 2004

    Debtor     FOCUS ACQUISITIONS CORP.                      Tax#/SSN-043346713
               600 RESEARCH DR
               WILMINGTON MA 01887

    Debtor     FOCUS ENHANCEMENTS, INC.                      Tax#/SSN-043186320
               600 RESEARCH DR
               WILMINGTON MA 01887

    Sec.Pty.   RED & WHITE ENTERPRISES, INC.
               455 LA PAZ CT
               MORGAN HILL CA 95122




Because we cannot independently verify the accuracy of the public information maintained by the responsible government agency or other sources of this data, we make no guarantee, representations, or warranties as to the accuracy or completeness of this report. We cannot and do not accept any liability for errors or omissions.

                                                                      SCHEDULE B

                       Patents, Trademarks and Copyrights




TRADEMARKS OWNED BY FOCUS ENHANCEMENTS, INC.


TRADEMARK                 COUNTRY         SERIAL NO.          REG. NO.           STATUS
DESCRIPTION
---------------------------------------------------------------------------------------------
Tview                 USA               75/728,572         1,999,714         Registered
---------------------------------------------------------------------------------------------
PC Video Conversion   USA               74/339,320         1,848,394         Registered
---------------------------------------------------------------------------------------------
Hyperconverter        USA               74/339,098         1,790,215         Registered
---------------------------------------------------------------------------------------------



PATENTS OWNED BY FOCUS ENHANCEMENTS, INC.



PATENT DESCRIPTION      DOCKET      COUNTRY       SERIAL NO.       FILING       STATUS       PATENT #
                          NO.                                       DATE
-------------------------------------------------------------------------------------------------------
Bilinear Decimator      1009        USA           08/822,810       03/24/97     Awarded       5,862,268
 with Error
 Compensation
-------------------------------------------------------------------------------------------------------
Bilinear Decimator      009CIP      USA           08/870,095       06/05/97     Pending
 with Error
 Compensation
-------------------------------------------------------------------------------------------------------
Bilinear Decimator      1009        PCT           US98/05994       03/24/97     Granted
 with Error
 Compensation
-------------------------------------------------------------------------------------------------------
Video Synchronizing     1010        USA           08/823,804       03/24/97     Awarded       5,966,184
 Signal Generator
-------------------------------------------------------------------------------------------------------
Video Synchronizing     1010        PCT           US98/05992       03/24/97     Pending
 Signal Generator
-------------------------------------------------------------------------------------------------------
Video Signal            1011        USA           08/870/091       06/05/97     Awarded       5,905,536
 Converter
-------------------------------------------------------------------------------------------------------
Video Signal            1011        PCT           US98/11364       06/05/97     Pending
 Converter
-------------------------------------------------------------------------------------------------------
Electrical Cable        1013        USA           29/087,976       05/13/98     Awarded       D409,572
 Design
-------------------------------------------------------------------------------------------------------
Two-Dimensional         1014        USA           60/096,299       01/27/99     Pending
 Adjustable Flicker
 Filter
-------------------------------------------------------------------------------------------------------
Two-Dimensional         1014        PCT           US99/17820       01/27/99     Pending
 Adjustable Flicker
 Filter
-------------------------------------------------------------------------------------------------------
*Improved               1015        USA           09/152,357       09/14/98     Awarded       6,004,145
 Cable-to-Board
 Arrangements for
 Enhanced RF
 Shielding
-------------------------------------------------------------------------------------------------------
Motion Adaptive         1016        USA           09/409,589       9/30/99      Pending
 De-Interlace Filter
-------------------------------------------------------------------------------------------------------
Method and Apparatus    1017        USA           60/157,187       9/30/99      Pending
 for Synchronous
 Sampling with
 Correlation
-------------------------------------------------------------------------------------------------------

*This patent is owned jointly with Dicon, Inc.

COPYRIGHTS OWNED BY FOCUS ENHANCEMENTS, INC.

None.